SIX CIRCLES FUNDS

Six Circles Multi-Strategy Fund

(a series of Six Circles Trust)

Supplement dated August 15, 2025

to the Summary Prospectus dated May 1, 2025, as amended

Effective immediately, Otto Van Hemert will no longer be a portfolio manager for the Six Circles Multi-Strategy Fund (the “Fund”) and Giuliana Bordigoni will be added as a portfolio manager for the Fund. As a result, the portfolio manager information for AHL Partners LLP (“AHL”), for the Fund in the “Risk/Return Summary — Management — Sub-Advisers” section of the Summary Prospectus is hereby deleted in its entirety and replaced with the following:

AHL

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Russell Korgaonkar	Inception	Chief Investment Officer
Giuliana Bordigoni	2025	Director of Alpha Research

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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